UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2014

SIBLING GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-0270334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1355 Peachtree Street, Suite 1150, Atlanta, GA 30309
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement

During October 2013 the Company announced that it intended to acquire the assets and operations of Blendedschools.net (BSN), a provider of online curriculum and services for school districts serving the K12 marketplace. A copy of the definitive agreement is attached as an exhibit to this filing.

BSN is a not-for-profit entity, registered in the state of Pennsylvania, and as such, the sale of substantially all of its assets requires approval of the Office of the Attorney General in the State of Pennsylvania, as well as the approval of a local judge. The Office of the Attorney notified counsel for BSN on March 6, 2014 that is has approved the sale of the assets, and the local judge is in the process of providing the approval of the petition in front of him. The Company expects to close the transaction within 30 days, and does not anticipate any delays in the process.

During the last 90 days the Company has commenced joint sales and marketing with the BSN staff, and the transaction is being viewed very favorably in the marketplace. On completion of the transaction, Mr. Jed Friedrichsen, the CEO of BSN, will join the senior management team at Sibling, and will remain fully responsible for all BSN operations, while also contributing to the strategy and acquisition plans of the Company. The staff of BSN will become employees of Sibling, with no change to their status, compensation, or benefits, unless directed by Mr. Friedrichsen. All of the employees of BSN have teaching experience in the K12 area, and are further distinguished by extensive education and capabilities in instructional design.

BSN has an 11 year history providing online curriculum, learning management systems, professional development and training to over 160 school districts, primarily in Pennsylvania and Ohio. It is goal of Sibling to expand their marketing and sales reach, both in the US and internationally. The use of blended learning is growing worldwide, as it provides increased levels of personalized learning, and in many cases, reduced staffing and related costs.

The Company is in advanced conversations with a number of acquisitions at this time and expects to make a number of announcements in the near term. Further, on completion of these transactions it expects to have a senior management team in place, and have an expanded Board of Directors consisting on highly qualified individuals from both education, and the business community.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

10.1

Asset Purchase Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Group Holdings, Inc.

Signature		Date

By:	/s/ Ms. Amy Lance	03/10/14
Name:	Amy Lance
Title:	Chairman of the Board

Signature		Date

By:	/s/ Mr. Mack Leath	03/10/14
Name:	Mack Leath
Title:	Secretary

Signature		Date

By:	/s/ Mr. Dave Saba	03/10/14
Name:	Dave Saba
Title:	President